EXHIBIT 10.71

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NUMBER 9 TO LOAN DOCUMENTS

This AMENDMENT NUMBER 9 TO LOAN DOCUMENTS (this “Ninth Amendment”) is entered into as of April 13, 2010, by and among GVEC RESOURCE IV INC. (the “Agent”), as Agent and as a Lender, PRIVATE EQUITY MANAGEMENT GROUP LLC, a Delaware limited liability company (“PEMG”), EMRISE CORPORATION, a Delaware corporation (“Parent”), and Parent’s Subsidiaries that are signatories hereto (collectively, with Parent, the “Borrowers” and each individually, a “Borrower”), with reference to the following facts:

A.                                  Borrowers, Agent and the Lenders named therein are parties to that certain Credit Agreement, dated as of November 30, 2007, as amended by that certain Amendment Number 1 to Loan Documents, dated as of August 20, 2008, that certain Amendment Number 2 to Loan Documents, dated as of February 12, 2009, that certain Forbearance Agreement and Amendment Number 3 to Loan Documents, dated as of March 20, 2009 (as amended by that certain Amendment to Forbearance Agreement and Amendment Number 3 to Loan Documents, dated as of April 9, 2009), that certain  Amendment Number 4 to Loan Documents, dated as of April 14, 2009, that certain  Amendment Number 5 to Loan Documents, dated as of August 14, 2009, that certain  Amendment Number 6 to Loan Documents, dated as of November 3, 2009, that certain Amendment Number 7 to Loan Documents, dated as of November 13, 2009, and that certain Amendment Number 8 to Loan Documents, dated as of December 31, 2009 (as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”).

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.                                      Defined Terms.  Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement

2.                                      Amendment Fee.  In consideration of the execution of this Ninth Amendment, Borrowers shall pay PEMG an advisory fee equal to Thirty-Seven Thousand Five Hundred Dollars ($37,500) (the “Amendment Fee”), which fee shall be due and payable on the earlier of (i) the Maturity Date or (ii) at such time as Borrowers repay all outstanding Obligations under the Credit Agreement.  The Amendment Fee shall be fully earned and nonrefundable as of the date of this Ninth Amendment.

3.                                      Representations and Warranties.

(a)                                 Each Borrower hereby represents and warrants that, after giving effect to this Ninth Amendment, no Event of Default or failure of condition has occurred or exists, or would exist with notice or lapse of time or both under the Credit Agreement.

(b)                                All representations and warranties of Borrowers in this Ninth Amendment and the Credit Agreement are true and correct as of the date hereof, and shall survive the execution of this Ninth Amendment.

4.                                      Amendments. The Credit Agreement is hereby amended as follows:

(a)                                 Section 2.4(c)(i)(z) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(z) Borrowers shall prepay the outstanding Obligations in an amount equal to [* * *] of the Net Cash Proceeds received in connection with the sale of [* * *].”

(b)                                Section 5.23(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b)                          Intentionally Omitted.”

5.                                      Additional Agreements.  In addition to the amendments above, the Borrowers, Agent and the Lenders hereby acknowledge and agree that there will be no additional fees, other than legal fees, expenses and costs, with respect to any future

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

changes regarding the anticipated milestone dates of [* * *], as of the date hereof, provided the following conditions and circumstances are satisfied:

(a)                                 Borrowers promptly notify Agent and the Lenders of any potential change to the milestone date(s);

(b)                                Borrowers, in good faith, provide a documented explanation regarding the reason for any change to the milestone date(s) to Agent, which documented reasoning shall be acceptable to Agent in its reasonable discretion; and

(c)                                 Any potential change of the milestone date(s) is moved within a reasonable time frame, as determined by the Agent in its reasonable discretion, which change of the milestone date(s) will in no way conflict with the payment in full of the Loans by the Maturity Date.

6.                                      Default.  In addition to all other Events of Default under the Credit Agreement, Borrowers’ failure to pay any amount when due under this Ninth Amendment or to perform any covenant or other agreement contained in this Ninth Amendment, including the agreements contained in Section 5 of this Ninth Amendment, or any other document entered into pursuant hereto, shall constitute Events of Default under this Ninth Amendment and the Credit Agreement.

7.                                      Conditions Precedent.  The effectiveness of this Ninth Amendment is subject to Agent’s receipt of all of the following:

(a)                                 this Ninth Amendment and such other agreements and instruments reasonably requested by Agent pursuant hereto (including such documents as are necessary to create and perfect Agent’s interest in the Collateral), each duly executed by each Borrower;

(b)                                payment by Borrowers of all legal fees and expenses incurred through the date of this Ninth Amendment (which shall be remitted via wire transfer according to the instructions set forth on Exhibit A hereto); and

(c)                                 such other documents and completion of such other matters as Agent may reasonably deem necessary or appropriate.

8.                                      Release.

(a)                                 Each Borrower acknowledges that neither Agent, any Lender nor PEMG (the “Released Parties”) would enter into this Ninth Amendment without Borrowers’ assurance hereunder.  Except for the obligations arising hereafter under this Ninth Amendment, each Borrower hereby absolutely discharges and releases the Released Parties, any person or entity that has obtained any interest from any of them under the Credit Agreement or otherwise and each of the Released Parties’ and such entities’ former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known or unknown claims which any Borrower now has against any of them of any nature, including any claims that any Borrower, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Credit Agreement or the transactions contemplated thereby.

(b)                                Each Borrower waives the provisions of California Civil Code Section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

(c)                                 The provisions, waivers and releases set forth in this section are binding upon each Borrower and each Borrower’s shareholders, agents, employees, assigns and successors in interest.  The provisions, waivers and releases of this section shall inure to the benefit of the Released Parties and their respective agents, employees, officers, directors, assigns and successors in interest.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)                                Each Borrower warrants and represents that such Borrower is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and no Borrower has heretofore assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof.  Each Borrower shall indemnify and hold harmless Agent, each Lender and PEMG from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.

(e)                                 The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Ninth Amendment and the Credit Agreement, and/or Agent’s, any Lender’s or PEMG’s actions to exercise any remedy available under the Credit Agreement or otherwise.

9.                                      Consultation of Counsel.  Each Borrower acknowledges that such Borrower has had the opportunity to be represented by legal counsel of its own choice throughout all of the negotiations that preceded the execution of this Ninth Amendment.  Each Borrower has executed this Ninth Amendment after reviewing and understanding each provision of this Ninth Amendment and without reliance upon any promise or representation of any person or persons acting for or on behalf of Agent.  Each Borrower further acknowledges that such Borrower and its counsel have had adequate opportunity to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of this Ninth Amendment prior to the execution hereof and the delivery and acceptance of the consideration described herein.

10.                                Miscellaneous.

(a)                                 Successors and Assigns.  This Ninth Amendment shall be binding upon and shall inure to the benefit of Borrower and Agent and their respective successors and assigns; provided, however, that the foregoing shall not authorize any assignment by Borrower of its rights or duties hereunder.

(b)                                Integration.  This Ninth Amendment and any documents executed in connection herewith or pursuant hereto contain the entire Ninth Amendment between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Ninth Amendment; except that any financing statements or other agreements or instruments filed by Agent with respect to Borrower shall remain in full force and effect.

(c)                                 Course of Dealing; Waivers.  No course of dealing on the part of Agent or its officers, nor any failure or delay in the exercise of any right by Agent, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Agent’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Agent thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Agent.

(d)                                Time is of the Essence.  Time is of the essence as to each and every term and provision of this Ninth Amendment and the other Credit Agreement.

(e)                                 Legal Effect.  The Credit Agreement remains in full force and effect.  If any provision of this Ninth Amendment conflicts with applicable law, such provision shall be deemed severed from this Ninth Amendment, and the balance of this Ninth Amendment shall remain in full force and effect.

(f)                                   Choice of Law and Venue; Jury Trial Waiver; Judicial Reference; Service of Process.  Section 12 of the Credit Agreement hereby is incorporated herein by this reference as though fully set forth.

(g)                                Upon the effectiveness of this Ninth Amendment, each reference in the Credit Agreement to “this Ninth Amendment,” “hereunder,” “herein,” “hereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Ninth Amendment.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(h)                                Upon the effectiveness of this Ninth Amendment, each reference in the Loan Documents to the “Credit Agreement” “thereunder,” “therein,” “thereof or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Ninth Amendment.

(i)                                    Assignment and Indemnity.  Borrower consents to Agent’s assignment, in accordance with Section 13 of the Credit Agreement, of all or any part of Agent’s rights under this Ninth Amendment and the Credit Agreement.

11.                                Entire Amendment; Effect of Ninth Amendment.  This Ninth Amendment, and the terms and provisions hereof, constitutes the entire Ninth Amendment among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly set forth in this Ninth Amendment, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Ninth Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Ninth Amendment shall control. This Ninth Amendment is a Loan Document.

12.                                Counterparts; Electronic Transmission. This Ninth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Ninth Amendment by signing any such counterpart. Delivery of an executed counterpart of this Ninth Amendment by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Ninth Amendment. Any party delivering an executed counterpart of this Ninth Amendment by electronic mail also shall deliver an original executed counterpart of this Ninth Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Ninth Amendment.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties have caused this Amendment Number 9 to Loan Documents to be executed and delivered on the date first written above.

EMRISE CORPORATION		EMRISE ELECTRONICS CORPORATION

By:	/s/ Carmine Oliva	By:	/s/ Carmine Oliva
Name: Carmine Oliva		Name: Carmine Oliva
Title: Chief Executive Officer		Title: President

CXR LARUS CORPORATION		ADVANCED CONTROL COMPONENTS, INC.

By:	/s/ Carmine Oliva	By:	/s/ Carmine Oliva
Name: Carmine Oliva		Name: Carmine Oliva
Title: President		Title: President

CUSTOM COMPONENTS, INC.		GVEC RESOURCE IV INC.,
as Agent and a Lender

By:	/s/ Carmine Oliva	By: PRIVATE EQUITY MANAGEMENT GROUP LLC, its Court-Appointed Receiver
Name: Carmine Oliva
Title: President		By:	/s/ Jim LeSieur
Name: Jim LeSieur
Title: Chief Operating Officer
PRIVATE EQUITY MANAGEMENT GROUP LLC

By:	/s/ Jim LeSieur
Name: Jim LeSieur
Title: Chief Operating Officer

[Signature Page to Amendment Number 9 to Loan Documents]